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                                                                    EXHIBIT 10.2

                                    FORM OF
                             AVIATION GROUP, INC.

                   FIRST AMENDMENT TO 1997 STOCK OPTION PLAN

     This First Amendment to 1997 Stock Option Plan (the "Amendment") is
executed and delivered effective as of                , 2000 by Aviation Group,
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Inc. a Texas corporation (the "Company").

                               R E C I T A L S:
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     A.  The Company previously has adopted the 1997 Stock Option Plan (the
"Plan") which has been approved and adopted by the shareholders of the Company.

     B. In connection with the proposed business combination (the "Arrangement") between the Company and travelbyus.com ltd., an Ontario corporation, and the proposed one-for-five reverse stock split (the "Reverse Stock Split") of the issued and outstanding shares of Common Stock of the Company (the "Common Stock"), the Board of Directors of the Company has adopted this Amendment to the Plan by unanimous written consent dated as of September 20, 2000 for the purpose of increasing the maximum number of shares of Common Stock available for stock options under the plan from 150,000 to 2,000,000, after taking into account such Reverse Stock Split.

     C. The Board of Directors of the Company has recommended that this Amendment be submitted to the shareholders of the Company for their approval and adoption.

                             A G R E E M E N T S:
                             - - - - - - - - - -

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1.  Increase in Number of Authorized Shares.  Section 3 of the Plan is
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hereby amended by amending the first sentence to read as follows:

         "Subject to adjustment as provided in Section 6(k) hereof, the aggregate number of shares of Common Stock that may be optioned under the plan is 2,000,000."

     2.  Effective Date.  The Amendment shall not be effective unless and until
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the consummation of the Arrangement ("Effective Date").  The amendment effected by paragraph 1 also assumes that the Reverse Stock Split has become effective.

     3.  Shareholder Approval.  All Options granted under the Plan as amended by
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this Amendment after the total number of shares purchased or purchasable under
Options granted under the Plan exceed 150,000 shares of Common Stock are subject to, and may not be exercised before, and will be rescinded and become void in the absence of, the approval of this Amendment by a majority of the shareholders voting thereon at a meeting of shareholders, at which a quorum is present, and the occurrence of the Effective Date.
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     4.  Defined Terms:  Effect Upon Plan.  All initially capitalized terms
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used without definition herein shall have the meanings set forth therefor in the
Plan. Except as expressly amended hereby, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this First Amendment to 1997 Stock Option Plan is executed and delivered as of the date first above written.


                                        AVIATION GROUP, INC.


                                        By:
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                                        Name:
                                              ---------------------------------
                                        Title:
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